UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

March 1, 2010
Date of Report (Date of earliest event reported)

Commission File Number: 0-51414

Lucas Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada, United States
(State or other jurisdiction of incorporation or organization)

98-0417780
(I.R.S. Employer ID Number)

6800 West Loop South, Suite 415, Bellaire, Texas 77401
(Address of principal executive offices) (Zip code)

(713) 528-1881
(Issuer's telephone number)

N/A
(Former Name, Former Address and Former Fiscal Year if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure

     Attached hereto as Exhibit 99.1 is a press release issued by Lucas Energy, Inc. (the Company ) on March 1, 2010.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release dated March 01, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2010

LUCAS ENERGY, INC.

/s/ Don L. Sytsma
Don L. Sytsma
Chief Financial Officer